Exhibit 10.2

fourth AMENDMENT TO CREDIT AGREEMENT

This fourth AmenDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of October 16, 2014, by and among TRADE STREET OPERATING PARTNERSHIP, LP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), TRADE STREET RESIDENTIAL, INC., a corporation formed under the laws of the State of Maryland (the “Parent”), each of the Lenders party hereto, REGIONS BANK, as Administrative Agent (the “Administrative Agent”) and the other Guarantors party hereto.

WHEREAS, the Borrower, the Parent, the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of January 31, 2014 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement.

(a)          The Credit Agreement is amended by restating clause (a) of the definition of “Aggregate Borrowing Base Properties Value” contained in Section 1.1. in its entirety as follows:

(a)          commencing on January 1, 2016, and at any time thereafter, to the extent the amount of the Aggregate Borrowing Base Properties Value attributable to a single Borrowing Base Property would exceed 35.0% of the Aggregate Borrowing Base Properties Value, such excess shall be excluded;

(b)          The Credit Agreement is amended by restating clause (c) of the definition of “Aggregate Borrowing Base Properties Value” contained in Section 1.1. in its entirety as follows:

(c)          commencing on January 1, 2016, and at any time thereafter, to the extent the amount of the Aggregate Borrowing Base Properties Value attributable to Borrowing Base Properties located in the same Metropolitan Statistical Area would exceed 50.0% of the Aggregate Borrowing Base Properties Value at any time the Aggregate Borrowing Base Properties Value is equal to or less than $200,000,000 (or 35.0% of the Aggregate Borrowing Base Properties Value at any time the Aggregate Borrowing Base Properties Value is greater than $200,000,000), such excess shall be excluded;

(c)          The Credit Agreement is amended by restating the definition of “Borrowing Base Certificate” contained in Section 1.1. in its entirety as follows:

“Borrowing Base Certificate” means a report in substantially the form of Exhibit B, certified by the chief financial officer or the chief accounting officer of the Parent, setting forth the calculations required to establish the Aggregate Borrowing Base Properties Value and the Borrowing Base Availability as of a specified date, all in form and detail satisfactory to the Administrative Agent.

(d)          The Credit Agreement is amended by restating the definition of “Responsible Officer” contained in Section 1.1. in its entirety as follows:

“Responsible Officer” means with respect to the Parent or any Subsidiary, the chief executive officer, the president, the chief financial officer, the chief accounting officer or the treasurer of the Parent or such Subsidiary or if any Subsidiary is a partnership or limited liability company, the chief executive officer, president, chief financial officer, chief accounting officer or the treasurer of its general partner or member(s), respectively.

(e)          The Credit Agreement is amended by adding the following definition in Section 1.1. in the correct alphabetical order:

“Fourth Amendment Effective Date” means October 16, 2014.

(f)          The Credit Agreement is amended by restating the last sentence of Section 2.12. in its entirety as follows:

At any time prior to the effectiveness of any such extension, upon the Administrative Agent’s request, the Borrower shall deliver to the Administrative Agent a certificate from a Responsible Officer of the Parent certifying the matters referred to in the immediately preceding clauses (x)(A) and (x)(B).

(g)          The Credit Agreement is amended by restating clause (A) of the third sentence of Section 4.1.(b)(ii) in its entirety as follows:

(A) approval of such Property as a Borrowing Base Property by all Lenders at any time prior to January 1, 2016, and by Required Lenders at any time on and after January 1, 2016,

(h)          The Credit Agreement is amended by inserting the phrase “or chief accounting officer” after the reference to “chief financial officer” in Section 9.3.

(i)          The Credit Agreement is amended by restating Section 9.4.(e) of the Credit Agreement in its entirety as follows:

IF any ERISA Event shall occur that individually, or together with any other ERISA Event that has occurred, could reasonably be expected to have a Material Adverse Effect, promptly thereafter a certificate of a Responsible Officer of the Parent setting forth details as to such occurrence and the action, if any, which the Parent or applicable member of the ERISA Group is required or proposes to take;

(j)          The Credit Agreement is amended by restating Section 10.1.(a) of the Credit Agreement in its entirety as follows:

(a)          Minimum Tangible Net Worth. The Parent shall not permit Tangible Net Worth at any time to be less than (i) $123,000,000 plus (ii) 75.0% of the Net Proceeds of all Equity Issuances effected at any time after September 30, 2013, by the Borrower or any of its Subsidiaries to any Person other than the Parent or any of its Subsidiaries.

(k)          The Credit Agreement is amended by restating Section 10.1.(e)(iv) of the Credit Agreement in its entirety as follows:

(iv)        the Parent may redeem all of the Parent’s Class A Preferred Stock (as defined in the Parent’s Articles of Incorporation) issued and outstanding as of Fourth Amendment Effective Date, so long as any transfers of assets of the Parent, the Borrower or any Subsidiary as consideration for such redemption are permitted under Section 10.4. and the amount of cash payments for such redemption, whether in one transaction or a series of transactions, does not exceed $5,500,000 in the aggregate.

(l)          The Credit Agreement is amended by restating the notice information for the Borrower and the Parent in Section 13.1 of the Credit Agreement in its entirety as follows:

If to the Parent:

Trade Street Residential, Inc.

19950 West Country Club Drive, Suite 800

Aventura, Florida 33180

Attn: Richard Ross, Chief Executive Officer

Telecopier:      786-248-3679

Telephone:      786-248-6024

with a copy to:

Trade Street Residential, Inc.

19950 West Country Club Drive, Suite 800

Aventura, Florida 33180

Attn: Randall C. Eberline, Chief Accounting Officer

Telecopier:      786-248-3679

Telephone:      786-248-6044

If to the Borrower:

Trade Street Operating Partnership, LP

c/o Trade Street Residential, Inc.

19950 West Country Club Drive, Suite 800

Aventura, Florida 33180

Attn: Richard Ross, Chief Executive Officer

Telecopier:      786-248-3679

Telephone:      786-248-6024

with a copy to:

Trade Street Operating Partnership, LP

c/o Trade Street Residential, Inc.

19950 West Country Club Drive, Suite 800

Aventura, Florida 33180

Attn: Randall C. Eberline, Chief Accounting Officer

Telecopier:      786-248-3679

Telephone:      786-248-6044

(m)          The Credit Agreement is amended by deleting Exhibit B and substituting in its place the Exhibit B attached hereto.

(n)          The Credit Agreement is amended by deleting Exhibit Q and substituting in its place the Exhibit Q attached hereto.

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following in form and substance satisfactory to the Administrative Agent:

(a)          A counterpart of this Amendment duly executed by the Borrower, the Parent, the other Guarantors and the Lenders; and

(b)          Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3.    Representations. Each of the Parent and the Borrower represents and warrants to the Administrative Agent, the Issuing Bank and each Lender as follows:

(a)          Authorization. Each of the Parent and the Borrower has the right and power, and has taken all necessary action to authorize the execution and delivery of this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by the duly authorized officers of the Parent and the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Parent and the Borrower enforceable against the Parent and the Borrower in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b)          Compliance with Laws, etc. The execution and delivery by the Parent and the Borrower of this Amendment and the performance by each of the Parent and the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approvals or violate any Applicable Laws relating to the Parent or the Borrower; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Parent or the Borrower or any indenture, agreement or other instrument to which the Parent or the Borrower is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Parent or the Borrower.

(c)          No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations. Each of the Parent and the Borrower hereby repeats and reaffirms all representations and warranties made by such Person to the Administrative Agent, the Issuing Bank and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5. Reaffirmation by Borrower. The Borrower hereby confirms and ratifies all of its obligations and the Liens granted by it under any Security Document to which it is a party and all of its obligations under any Environmental Indemnity Agreement to which it is a party.

Section 6. Reaffirmation by Guarantors. Each of the Parent and the other Guarantors hereby reaffirms its continuing obligations to the Administrative Agent, the Issuing Bank and the Lenders under the Guaranty and each of the Security Documents to which it is a party and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of the Guaranty or any Security Document or Environmental Indemnity Agreement to which such Guarantor is party or reduce, impair or discharge the obligations of such Guarantor thereunder. Each of the Guarantors further agrees that references to the Credit Agreement contained in any Loan Document shall be deemed to be references to the Credit Agreement, as amended by this Amendment.

Section 7. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. This Amendment shall constitute a Loan Document.

Section 8. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) actually incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 9. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 11. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect, and this Amendment shall not limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent, the Issuing Banks or the Lenders under the Credit Agreement or any other Loan Document. The amendments contained herein shall be deemed to have prospective application only.

Section 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 13. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Credit Agreement to be executed as of the date first above written.

TRADE STREET OPERATING PARTNERSHIP, LP

By:	Trade Street OP GP, LLC, General Partner

	By:	Trade Street Residential, Inc., Sole Member

	By:	/s/ Randall C. Eberline
Name: Randall C. Eberline
Title: Chief Accounting Officer

TRADE STREET RESIDENTIAL, INC.

By:	/s/ Randall C. Eberline
Name: Randall C. Eberline
Title: Chief Accounting Officer

BSF-ARBORS RIVER OAKS, LLC
FOX PARTNERS, LLC
MERCE PARTNERS, LLC

By:	TS Manager, LLC, Manager

	By:	/s/ Randall C. Eberline
Name: Randall C. Eberline
Title: Vice President and Treasurer

TS BIG CREEK, LLC, a Delaware limited liability company

By:	Trade Street Operating Partnership, LP, sole member

	By:	Trade Street OP GP, LLC, General Partner

		By:	Trade Street Residential, Inc., sole member

			By:	/s/ Randall C. Eberline
Name: Randall C. Eberline
Title: Chief Accounting Officer

[Signatures Continue on Next Page]

[Signature Page to Fourth Amendment to Credit Agreement with Trade Street Operating Partnership, LP]

REGIONS BANK, as Administrative Agent, as Swingline Lender, as Issuing Bank and as a Lender

By:	/s/ Kerri L. Raines
Name: Kerri L. Raines
Title: Vice President

[Signatures Continue on Next Page]

[Signature Page to Fourth Amendment to Credit Agreement with Trade Street Operating Partnership, LP]

U.S. Bank National Association

By:	/s/ J. Lee Hord
Name: J. Lee Hord
Title: Vice President

EXHIBIT B

FORM OF BORROWING BASE CERTIFICATE

Reference is made to the Credit Agreement dated as of January 31, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Trade Street Operating Partnership, LP (the “Borrower”), Trade Street Residential, Inc. (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5. thereof (the “Lenders”), Regions Bank, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given to them in the Credit Agreement.

Pursuant to Section [4.1.(b)(ii)]1[4.2.(c)]2[6.1.(a)(xi)]3[6.2.]4[9.4.(c)(i)]5 of the Credit Agreement, the undersigned hereby certifies to the Lenders, the Issuing Bank and the Administrative Agent that:

1.          The undersigned is the [Chief Financial Officer] [Chief Accounting Officer]6 of the Parent.

2.          Schedule 1 attached hereto accurately and completely sets forth the calculations required to establish the Aggregate Borrowing Base Properties Value and the Borrowing Base Availability as of [INSERT DATE OF LAST DAY OF MOST RECENTLY ENDED FISCAL QUARTER]7[the date hereof]8.

3.          The Aggregate Borrowing Base Properties Value as of [INSERT DATE OF LAST DAY OF MOST RECENTLY ENDED FISCAL QUARTER]9[the date hereof]10 is $________________.

4.          The Borrowing Base Availability as of [INSERT DATE OF LAST DAY OF MOST RECENTLY ENDED FISCAL QUARTER]11[the date hereof]12 is $________________.

1 To be delivered at time of addition of a Borrowing Base Property.

2 To be delivered at time of release of a Borrowing Base Property.

3 To be delivered on the Effective Date.

4 To be delivered in connection with the request of a Credit Event.

5 To be delivered quarterly.

6 Select the correct title of officer signing.

7 Language to be used for quarterly Borrowing Base Certificates.

8 Language to be used for all other Borrowing Base Certificates.

9 Language to be used for quarterly Borrowing Base Certificates.

10 Language to be used for all other Borrowing Base Certificates.

11 Language to be used for quarterly Borrowing Base Certificates.

12 Language to be used for all other Borrowing Base Certificates.

IN WITNESS WHEREOF, the undersigned has signed this Borrowing Base Certificate on and as of ___________, 20__.

Name:
Title: [Chief Financial Officer] [Chief Accounting Officer][13] of Trade Street Residential, Inc.

13 Select the correct title of officer signing.

EXHIBIT Q

FORM OF COMPLIANCE CERTIFICATE

Reference is made to the Credit Agreement dated as of January 31, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Trade Street Operating Partnership, LP (the “Borrower”), Trade Street Residential, Inc. (the “Parent”), the financial institutions party thereto and their assignees under Section 13.5. thereof (the “Lenders”), Regions Bank, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given to them in the Credit Agreement.

Pursuant to Section [6.1.(a)(xi)]1 [9.3.]2 of the Credit Agreement, the undersigned hereby certifies to the Administrative Agent, the Issuing Bank and the Lenders that:

1.          The undersigned is the [Chief Financial Officer] [Chief Accounting Officer]3 of the Parent.

2.          The undersigned has reviewed the terms of the Credit Agreement and has made a review of the transactions, financial condition and other affairs of the Borrower and its Subsidiaries as of, and during the relevant accounting period ending on, _______________, 20__ (the “Fiscal Period End Date”).

3.          Pursuant to the Credit Agreement, the Parent is furnishing to you herewith (or has most recently furnished to you) the consolidated financial statements of the Parent for the Fiscal Period End Date. In the undersigned’s opinion, such financial statements present fairly, in accordance with GAAP and in all material respects, the consolidated financial position of Parent and its Subsidiaries as of the date thereof and the result of operations for such period.

4.          Schedule I attached hereto sets forth in reasonable detail as of the end of such fiscal quarter or fiscal year, as the case may be, the calculations required to establish whether the Borrower was in compliance with the covenants contained in Section 10.1 as of the Fiscal Period End Date.

5.          As of the date hereof, the aggregate principal amount of all outstanding Revolving Loans and Swingline Loans, together with the aggregate amount of all Letter of Credit Liabilities are less than or equal to the Maximum Loan Availability.

6.          To the best of the undersigned’s knowledge, information and belief, no Default or Event of Default exists as of the date hereof [except as set forth on Attachment A hereto, which accurately describes the nature of the conditions(s) or event(s) that constitute (a) Default(s) or (an) Event(s) of Default and the actions which the Borrower (is taking)(is planning to take) with respect to such condition(s) or event(s)],

[1]	To be delivered on the Effective Date.

[2]	To be delivered on quarterly.

[3]	Select the correct title of the officer signing.

1

7.          The representations and warranties of the Borrower and the other Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is true and correct in all respects), except to the extent such representations or warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty was true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement and the other Loan Documents.

IN WITNESS WHEREOF, the undersigned has signed this Compliance Certificate on and as of ___________, 20__.

Name:
Title:	[Chief Financial Officer] [Chief Accounting
Officer][4] of Trade Street Residential, Inc.

[4]	Select the correct title of the officer signing.

2